Arch Therapeutics, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

Introductory Note

On May 10, 2013, Almah, Inc., a Nevada corporation (now known as Arch Therapeutics, Inc., the “Company”, “Arch Therapeutics”, “we”, “us”, or “our”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Biosurgery, Inc. (formerly known as Arch Therapeutics, Inc.), a Massachusetts corporation (“ABS”), and Arch Acquisition Corporation, a Massachusetts corporation and our wholly-owned subsidiary formed for the purpose of the transaction (“Merger Sub”). The Merger Agreement provided for the merger of Merger Sub with and into ABS (the “Merger”), with ABS surviving the Merger as our wholly owned subsidiary, upon the terms and subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger, the former shareholders of ABS received 5,645,212 shares of the Company’s common stock and the former holders of ABS convertible debt and warrants received 9,000,000 shares of the Company’s common stock. Effective June 5, 2013, the Company changed its name from Almah, Inc. to Arch Therapeutics, Inc. The Merger closed on June 26, 2013.

In contemplation of the Merger, on April 19, 2013, we entered into a financing agreement with Coldstream Summit Ltd., pursuant to which we agreed to issue and sell, and Coldstream agreed to purchase or assist in securing the purchase of 4,000,000 shares of the Company’s common stock within the 12 month period following the closing of the Merger (the “Coldstream Financing”). Prior to the closing of the Merger, the Company issued 2,500,000 shares of its common stock in exchange for gross proceeds in the amount of $1,250,000.

As a result of these transactions we acquired assets, and started operations sufficient to cease being a shell company, as defined in Rule 12b-2. Additional information regarding these transactions and the assets are contained herein.

Prior to the Merger, the Company had an authorized capitalization consisting of 300,000,000 shares of Common Stock, of which, 44,000,000 shares of common stock were issued and outstanding as of June 26, 2013 immediately prior to giving effect to the Merger.

The following unaudited pro forma condensed combined balance sheets are based on the historical balance sheets of the Company and ABS as of March 31, 2013 and September 30, 2012, respectively.

The Arch Therapeutics unaudited pro forma statements of condensed combined statement of operations give effect to the Merger as if it had occurred on the first day of the period presented and the unaudited pro forma condensed combined balance sheet gives effect to the Merger as if it had occurred on September 30, 2012.

Arch Therapeutics, Inc.
(A Development Stage Company)
Pro Forma Condensed Combined Balance Sheet
Almah, Inc. as of March 31, 2013
Arch Biosurgery, Inc. as of March 31, 2013

	Almah, Inc.	Arch Biosurgery, Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
ASSETS
Current assets:
Cash and cash equivalents	$52	$881	$933	$1,250,000	[1]	$1,250,933
Prepaid expenses and other current assets	250	1,121	1,371	-		1,371
Total current assets	302	2,002	2,304	1,250,000		1,252,304

Long Term Assets:
Property and equipment, net	-	61	61	-		61

Total assets	$302	$2,063	$2,365	$1,250,000		$1,252,365

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Current maturities of convertible notes payable	$-	$1,455,000	$1,455,000	$(1,455,000)	[2]	$-
Convertible notes payable, related parties	-	105,000	105,000	(105,000)	[2]	-
Notes payable, related party	5,935	275,200	281,135	-		281,135
Accounts payable	-	303,464	303,464	-		303,464
Accrued expenses and other liabilities	1,525	24,950	26,475	-		26,475
Current portion of accrued interest	-	413,861	413,861	(413,861)	[2]	-
Accrued interest to related parties	-	134,917	134,917	(42,988)	[2]	91,929
Total current liabilities	7,460	2,712,392	2,719,852	(2,016,849)		703,003

Long-term liabilities:
Convertible notes payable, net of current maturities	-	425,000	425,000	(425,000)	[2]	-
Accrued interest, net of current portion	-	14,999	14,999	(14,999)	[2]	-
Total long-term liabilities	-	439,999	439,999	(439,999)		-

Total liabilities	7,460	3,152,391	3,159,851	(2,456,848)		703,003

Stockholders’ deficit:
Common stock	6,030	583	6,613	11,500	[1],[2]	18,113
Additional paid in capital	34,270	-	34,270	3,647,890	[1],[2],[3]	3,682,160
Deficit accumulated during the development stage	(47,458)	(3,150,911)	(3,198,369)	47,458	[3]	(3,150,911)
Total stockholders’ deficit	(7,158)	(3,150,328)	(3,157,486)	3,706,848		549,362

Total liabilities and stockholders' deficit	$302	$2,063	$2,365	$1,250,000		$1,252,365

Arch Therapeutics, Inc.
(A Development Stage Company)
Pro Forma Condensed Combined Statement of Operations
Almah, Inc. Six months Ended March 31, 2013
Arch Biosurgery, Inc. Six months Ended March 31, 2013

	Almah, Inc.	Arch Biosurgery, Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals

Other revenues	$-	$-	$-	$-		$-

Operating expenses:
General and administrative expenses	5,811	278,411	284,222	-		284,222
Research and development expenses	-	11,290	11,290	-		11,290
Total operating expenses	5,811	289,701	295,512	-		295,512

Operating loss	(5,811)	(289,701)	(295,512)	-		(295,512)

Other (expense) income:
Interest expense	-	(88,212)	(88,212)	74,489	[2]	(13,723)
Other income	-	20	20	-		20
Total other expense	-	(88,193)	(88,193)	74,489		(13,704)

Net loss	$(5,811)	$(377,893)	$(383,704)	$74,489		$(309,215)

Net loss per common share basic and diluted	$(0.00)	$(0.32)				$(0.01)

Weighted average number of shares outstanding	6,030,000	1,165,015				37,015,798

Arch Therapeutics, Inc.
(A Development Stage Company)
Pro Forma Condensed Combined Balance Sheet
Almah, Inc. as of September 30, 2012
Arch Biosurgery, Inc. as of September 30, 2012

	Almah, Inc.	Arch Biosurgery, Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
ASSETS
Current assets:
Cash and cash equivalents	$4,468	$17,139	$21,607	$1,250,000	[1]	$1,271,607
Prepaid expenses and other current assets	250	3,308	3,558	-		3,558
Total current assets	4,718	20,447	25,165	1,250,000		1,275,165

Long Term Assets:
Property and equipment, net	-	908	908	-		908

Total assets	$4,718	$21,355	$26,073	$1,250,000		$1,276,073

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Current maturities of convertible notes payable	$-	$1,395,000	$1,395,000	$(1,395,000)	[2]	$-
Convertible notes payable, related parties	-	105,000	105,000	(105,000)	[2]	-
Notes payable, related party	61	275,200	275,261	-		275,261
Accounts payable	-	258,426	258,426	-		258,426
Accrued expenses and other liabilities	6,005	49,510	55,515	-		55,515
Current portion of accrued interest	-	352,755	352,755	(352,755)	[2]	-
Accrued interest to related parties	-	116,548	116,548	(38,341)	[2]	78,207
Total current liabilities	6,066	2,552,439	2,558,505	(1,891,096)		667,409

Long-term liabilities:
Convertible notes payable, net of current maturities	-	235,000	235,000	(235,000)	[2]	-
Accrued interest, net of current portion	-	6,351	6,351	(6,351)	[2]	-
Total long-term liabilities	-	241,351	241,351	(241,351)		-

Total liabilities	6,066	2,768,790	2,799,856	(2,132,447)		667,409

Stockholders’ deficit:
Common stock	6,030	583	6,613	11,500	[1],[2]	18,113
Additional paid in capital	34,270	-	34,270	3,329,299	[1],[2],[3]	3,363,569
Deficit accumulated during the development stage	(41,648)	(2,773,018)	(2,814,666)	41,648	[3]	(2,773,018)
Total stockholders’ deficit	(1,348)	(2,772,435)	(2,773,783)	3,382,447		608,664

Total liabilities and stockholders' deficit	$4,718	$21,355	$26,073	$1,250,000		$1,276,073

Arch Therapeutics, Inc.
(A Development Stage Company)
Pro Forma Condensed Combined Statement of Operations
Almah, Inc. Year Ended September 30,2012
Arch Biosurgery, Inc. Year Ended September 30,2012

	Almah, Inc.	Arch Biosurgery, Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals

Other revenues	$-	$-	$-	$-		$-

Operating expenses:
General and administrative expenses	36,611	333,503	370,114	-		370,114
Research and development expenses		87,021	87,021	-		87,021
Total operating expenses	36,611	420,524	457,135	-		457,135

Operating loss	(36,611)	(420,524)	(457,135)	-		(457,135)

Other (expense) income:
Interest expense	-	(156,865)	(156,865)	129,670	[2]	(27,195)
Other income	-	478	478	-		478
Total other expense	-	(156,387)	-	129,670		129,670

Net loss	$(36,611)	$(576,911)	$(613,522)	$129,670		$(483,852)

Net loss per common share basic and diluted	$(0.01)	$(0.50)				$(0.03)

Weighted average number of shares outstanding	4,684,082	1,165,015				17,015,798

Note 1.             Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information included herein has been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission. The unaudited pro forma condensed combined financial information of Arch Therapeutics, Inc. is based on the historical balance sheets of Almah, Inc. and Arch Biosurgery, Inc. as of March 31, 2013 and September 30, 2012, respectively, and the pro forma condensed statements of operations for the six months ended March 31, 2013 and the year ended September 30, 2012, respectively, have been prepared after giving effect to the adjustments and assumptions described below.

Arch Therapeutics employs accounting policies that are in accordance with generally accepted accounting principles. In management’s opinion, all material adjustments necessary to reflect fairly the unaudited pro forma financial position and results of operations of Arch Therapeutics have been made. The ongoing activity presented in this unaudited pro forma combined financial information represents Arch Therapeutics’financial position, after giving effect to the Merger.

Note 2.             Pro Forma Adjustments

The accompanying unaudited pro forma condensed combined statements of operations have been prepared as if the Merger was completed on the first day of the period presented and the combined balance sheet has been prepared as if the Merger had occurred as of the date presented (September 30, 2012) and reflect the pro forma adjustments as presented below.

[1] To record the issuance of 2,500,000 shares of common stock for $1,250,000 in connection with the Coldstream Financing.

[2] To record the issuance of 9,000,000 shares of common stock to convertible debt holders in the Merger with Arch Biosurgery, Inc. in cancellation of the debt and accrued interest.

[3] To eliminate the Accumulated Deficit of Almah, Inc.